UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 2, 2020

SPOK HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32358	16-1694797
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6850 Versar Center, Suite 420, Springfield, Virginia	22151
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (800) 611-8488
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 2, 2020, the Board of Directors (the “Board”) of Spok Holdings, Inc. (the “Company”) announced the appointment of Mr. Michael W. Wallace, age 51, as Chief Operating Officer of the Company. Mr. Wallace also will continue to serve as Chief Financial Officer of the Company. Information regarding Mr. Wallace's business experience, qualifications and other biographical data, including his experience over the past five years, is incorporated by reference to the Company’s Definitive Proxy Statement related to the Company's 2019 Annual Meeting of Stockholders (the “2019 Proxy”), filed on Schedule 14A with the Securities and Exchange Commission on April 25, 2019.
In connection with Mr. Wallace's appointment as Chief Operating Officer, the Compensation Committee of the Board approved the following adjustments to Mr. Wallace’s compensation, effective January 2, 2020:

•	an increase in Mr. Wallace's annual base salary from $350,000 to $400,000;

•	a target level under the Company's short-term incentive plan for 2020 of 100% of Mr. Wallace's annual base salary; and

•	a target level under the Company's long-term incentive plan for 2020 of 150% of Mr. Wallace's annual base salary.
Item 7.01. Regulation FD Disclosure.
On January 2, 2020 the Company issued a press release announcing the appointment of Michael W. Wallace as the Company’s Chief Operating Officer and Chief Financial Officer. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibit:

Exhibit
No.	Description
99.1	Press release dated January 2, 2020

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spok Holdings, Inc.

Dated:	January 2, 2020	By:	/s/ Vincent D. Kelley
			Name:	Vincent D. Kelley
			Title:	President and Chief Executive Officer